UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Scott M. Ostrowski, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
811 East Wisconsin Avenue, 8th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-4339
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2022

Date of reporting period:  June 30, 2022

Item 1. Reports to Stockholders.

(a)

Vert Global Sustainable Real Estate Fund

Annual Report
June 30, 2022

Vert Global Sustainable Real Estate Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	5
Sector & Country Allocations	6
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	26
Expense Example	27
Statement Regarding Liquidity Risk Management Program	29
Notice to Shareholders	30
Trustees and Officers	31
Privacy Notice	34

Vert Global Sustainable Real Estate Fund

Management’s Discussion of Fund Performance for the period ending June 30, 2022.

For the 12 months ended June 30, 2022, the Fund had a total return of -12.41%. Over those same 12 months, the S&P Global REIT Index return was -10.61%. For the trailing three years the Fund’s annualized performance was 0.05% compared to the Benchmark return of 0.45%.

The flat returns over the totality of the past three years mask a volatile experience through that time. When Covid arrived in the first quarter of 2020, REITs lost almost 30% of their value as a group. The recovery was quick–returns were positive for the remainder of 2020, and then topped 30% in 2021. Most recently, in the second quarter of 2022, markets dropped again. Values for REITs globally dropped over 20%.

The lingering worries about Covid have given way to new concerns over the war in Ukraine, rising inflation, and higher interest rates. We don’t claim to be able to predict the future, particularly around this pandemic, and this unprecedented war. We can look at the historical market record for interest rates and inflation for guidance however, as these are economic issues we’ve seen before.

High Inflation and Rising Rates

Historically, there has generally been a positive correlation between rising interest rates and REIT returns. Strong economies create higher occupancy and higher rents leading to more income and  profits for REITs. Property values tend to rise in these environments, increasing asset values.

The story is similar for periods of high inflation. Investors sometimes assume commodities, gold, and Treasury Inflation-Protected Securities (TIPS) are best for protecting against inflation. The historical record doesn’t quite confirm that. During periods of high inflation over the last 40 years, commodities performed best, but stocks and REITs beat TIPs and gold. And when inflation was most severe, REITs were the most effective asset class at protecting value.

Commitments to Sustainability Continue

More than a few pundits have predicted that investors, and companies as well, will abandon sustainability at the first sign of a market downturn. The thinking, apparently, is that sustainability is a luxury rather than a smarter way of allocating capital. So far, this has been proven wrong.

Investors are still voting with their dollars by shifting billions into sustainable funds and ETFs. Companies have doubled down on their commitments to health and wellbeing, diversity, and flexible work since Covid. The war’s impact on energy prices have only re-emphasized how important energy efficiency projects and renewable energy installations are. More and more companies are setting ambitious targets to decarbonize and meet Paris aligned goals.

Rather than being abandoned, it seems sustainability is becoming more mainstream than ever. Recently, the Securities and Exchange Commission (SEC) has recommended requiring public companies to report on their greenhouse gas emissions, their climate

Vert Global Sustainable Real Estate Fund

risks, and their decarbonization targets. Their position is that since these are material risks that investors face, it should be publicly disclosed along with traditional financial information.

We select companies for the portfolio that excel at sustainability. Whatever the final rules are from the SEC, these firms are ready to meet them. While we don’t think anyone is completely prepared for the uncertainly around climate change, we believe these firms are more prepared than typical REITs.

Sincerely,

Sam Adams
CEO – Vert Asset Management, LLC

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice. Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Mutual fund investments involve risk. Principal loss is possible. Investors should be aware of the risks involved with investing in a fund concentrating in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. A REIT’s share price may decline because of adverse developments affecting the real estate industry. REITs may be subject to special tax rules and may not qualify for favorable federal tax treatment which could have adverse tax consequences. The Fund’s focus on sustainability may limit the number of investment opportunities available to the Fund and at times the Fund may underperform funds that are not subject to similar investment considerations. Diversification does not assure a profit or protect against loss in a declining market.

The S&P Global REIT Index is drawn from constituents in the S&P Global Property Index. Constituents must conform to the legal structures that define a real estate investment trust in the U.S., or similar guidelines in the country of their domicile. The REITs in the index are primarily companies that invest in buildings, which are human occupied or used for storage. The REIT indices specifically exclude timber REITs, mortgage REITs and mortgage-backed REITs. One cannot invest directly in an index.

The Vert Global Sustainable Real Estate Fund is distributed by Quasar Distributors, LLC.

Vert Global Sustainable Real Estate Fund
Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment
in the Vert Global Sustainable Real Estate Fund – Institutional Shares and
the S&P Global REIT Index

	One	Three	Since Inception
Annualized Total Return Periods Ended June 30, 2022:	Year	Year	(10/31/2017)
Vert Global Sustainable Real Estate Fund –
Institutional Shares	(12.41)%	0.05%	1.82%
S&P 500 Global REIT Index	(10.61)%	0.45%	2.98%

Expense ratios*: Gross 0.80%, Net 0.50% (Institutional Shares)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-740-VERT.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on October 31, 2017, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through October 31, 2022. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

*  The expense ratios presented are from the most recent prospectus.

Vert Global Sustainable Real Estate Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at June 30, 2022 (Unaudited)

COUNTRY ALLOCATION OF PORTFOLIO ASSETS
at June 30, 2022 (Unaudited)

United States	68.3%
Japan	8.3%
Australia	7.7%
United Kingdom	5.8%
Singapore	3.2%
France	2.4%
Belgium	0.8%
Canada	0.8%
South Africa	0.5%
New Zealand	0.4%
Mexico	0.3%
Spain	0.3%
Netherlands	0.2%
Guernsey	0.0%
Short-Term Investments and Other	1.0%

Percentages represent market value as a percentage of net assets.

Vert Global Sustainable Real Estate Fund

SCHEDULE OF INVESTMENTS
at June 30, 2022

	Number of
REITS – 99.0%	Shares	Value
Diversified REITs – 8.1%
Activia Properties, Inc.	161	$481,003
Alexander & Baldwin, Inc.	12,941	232,291
American Assets Trust, Inc.	9,461	280,992
Charter Hall Long Wale REIT	116,325	343,699
Cofinimmo SA	6,106	665,952
Covivio	9,374	523,706
CROMWELL EU REIT	46,919	95,880
Dream Impact Trust (a)	8,300	30,306
Empire State Realty Trust, Inc.	26,704	187,729
Gecina SA	8,564	803,735
Goodman Property Trust	197,541	246,058
GPT Group	362,037	1,058,121
Growthpoint Properties Australia Ltd.	57,094	134,768
Growthpoint Properties Ltd.	659,942	500,978
Hulic Reit, Inc.	239	281,908
ICADE	5,733	281,348
Land Securities Group PLC	145,072	1,177,256
Lar Espana Real Estate Socimi SA	9,669	48,050
LondonMetric Property PLC	168,166	467,370
Mirvac Group	746,009	1,019,715
Morguard Real Estate Investment Trust (a)	4,903	19,578
NIPPON REIT Investment Corp.	86	230,985
Nomura Real Estate Master Fund, Inc.	891	1,112,950
Premier Investment Corp.	251	274,114
Redefine Properties Ltd.	1,141,199	257,438
Schroder Real Estate Investment Trust Ltd.	92,182	58,510
Sekisui House Reit, Inc.	803	476,563
Stockland	457,775	1,142,966
Suntec Real Estate Investment Trust	430,300	502,046
		12,936,015
Health Care REITs – 9.5%
Aedifica SA	6,238	599,364
Healthpeak Properties, Inc.	102,263	2,649,634
Physicians Realty Trust	41,229	719,446
Ventas, Inc.	76,229	3,920,458

The accompanying notes are an integral part of these financial statements.

Vert Global Sustainable Real Estate Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2022

	Number of
REITS – 99.0% (Continued)	Shares	Value
Health Care REITs – 9.5% (Continued)
Welltower, Inc.	88,439	$7,282,952
		15,171,854
Hotel & Resort REITs – 2.7%
Ascott Residence Trust	377,700	310,182
DiamondRock Hospitality Co. (a)	39,023	320,379
Hersha Hospitality Trust (a)	5,877	57,653
Hoshino Resorts REIT, Inc.	55	266,177
Host Hotels & Resorts, Inc.	137,636	2,158,133
Japan Hotel REIT Investment Corp.	809	405,654
Mori Trust Hotel Reit, Inc.	56	51,894
Pebblebrook Hotel Trust	23,853	395,244
RLJ Lodging Trust	30,743	339,095
		4,304,411
Industrial REITs – 19.1%
Americold Realty Trust, Inc.	49,613	1,490,374
Ascendas Real Estate Investment Trust	673,400	1,382,051
Dream Industrial Real Estate Investment Trust (a)	22,819	214,150
Duke Realty Corp.	75,147	4,129,328
Frasers Logistics & Industrial Trust	621,600	595,454
GLP J-Reit	850	1,041,640
Goodman Group	328,589	4,057,329
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	16,367	619,655
Industrial & Infrastructure Fund Investment Corp.	422	558,774
Japan Logistics Fund, Inc.	160	369,911
LaSalle Logiport REIT	331	407,275
Mitsubishi Estate Logistics REIT Investment Corp.	82	278,535
Nippon Prologis REIT, Inc.	440	1,083,706
PLA Administradora Industrial S de RL de CV	145,010	194,698
Prologis Property Mexico SA de CV	87,344	229,115
Prologis, Inc.	63,858	7,512,894
Rexford Industrial Realty, Inc.	31,300	1,802,567
Segro PLC	232,448	2,774,911
STAG Industrial, Inc.	33,765	1,042,663
Tritax Big Box REIT PLC	328,668	728,316
		30,513,346

The accompanying notes are an integral part of these financial statements.

Vert Global Sustainable Real Estate Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2022

	Number of
REITS – 99.0% (Continued)	Shares	Value
Office REITs – 10.9%
Alexandria Real Estate Equities, Inc.	29,703	$4,307,826
Boston Properties, Inc.	28,219	2,510,927
Cromwell Property Group	279,924	146,070
Derwent London PLC	22,174	706,989
Dexus	206,356	1,268,979
Dream Office Real Estate Investment Trust (a)	5,300	79,796
Franklin Street Properties Corp.	18,517	77,216
Great Portland Estates PLC	43,051	301,468
Hudson Pacific Properties, Inc.	26,874	398,810
Inmobiliaria Colonial Socimi SA	58,161	372,093
Japan Excellent, Inc.	234	211,645
Japan Real Estate Investment Corp.	239	1,100,507
JBG SMITH Properties	20,740	490,293
Kilroy Realty Corp.	19,682	1,029,959
Manulife US Real Estate Investment Trust	307,209	175,161
Nippon Building Fund, Inc.	293	1,462,280
Orix JREIT, Inc.	493	669,782
Paramount Group, Inc.	29,570	213,791
Precinct Properties New Zealand Ltd.	247,020	211,028
SL Green Realty Corp.	11,965	552,185
Societe de la Tour Eiffel	402	9,462
Vornado Realty Trust	30,287	865,905
Workspace Group PLC	25,807	173,802
		17,335,974
Residential REITs – 13.9%
Advance Residence Investment Corp.	279	743,454
AvalonBay Communities, Inc.	26,748	5,195,799
BOARDWALK REAL ESTATE (a)	4,100	133,397
Comforia Residential REIT, Inc.	120	296,866
Equity LifeStyle Properties, Inc.	33,511	2,361,520
Equity Residential	69,172	4,995,602
Home REIT PLC	108,795	150,447
Killam Apartment Real Estate Investment Trust (a)	11,300	150,556
Nippon Accommodations Fund, Inc.	105	528,281
Sun Communities, Inc.	23,128	3,685,678

The accompanying notes are an integral part of these financial statements.

Vert Global Sustainable Real Estate Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2022

	Number of
REITS – 99.0% (Continued)	Shares	Value
Residential REITs – 13.9% (Continued)
The UNITE Group PLC	62,024	$806,224
UDR, Inc.	62,344	2,870,318
UMH Properties, Inc.	9,463	167,117
		22,085,259
Retail REITs – 14.5%
Alexander’s, Inc.	508	112,857
Altarea SCA	865	118,672
British Land Company PLC	174,190	952,882
Capital & Counties Properties PLC	130,891	223,477
CapitaLand Mall Trust	1,005,512	1,571,838
Carmila SA	8,038	114,359
Charter Hall Retail REIT	96,024	250,764
Eurocommercial Properties NV	5,477	117,679
Federal Realty OP LP	13,408	1,283,682
First Capital Real Estate Investment Trust (a)	18,325	213,260
Frasers Centrepoint Trust	189,700	312,923
HAMMERSON	689,209	159,627
Japan Retail Fund Investment Corp.	1,329	1,035,524
Kimco Realty Corp.	122,418	2,420,204
Kiwi Property Group Ltd.	288,023	175,331
Klepierre SA	38,456	744,203
Lendlease Global Commercial REIT	309,426	177,226
Macerich Co.	38,663	336,755
Mercialys SA	12,898	104,720
Regency Centers Corp.	30,770	1,824,969
RioCan Real Estate Investment Trust	29,313	455,909
Scentre Group	1,003,750	1,802,283
Shaftesbury PLC	29,645	187,845
Simon Property Group, Inc.	64,168	6,090,827
Unibail-Rodamco-Westfield (a)	23,435	1,191,439
Vastned Belgium NV	234	7,430
Vastned Retail NV	2,359	52,671
Vicinity Centres	732,540	930,591
Wereldhave Belgium Comm VA	447	22,953
Wereldhave NV	6,927	104,049
		23,096,949

The accompanying notes are an integral part of these financial statements.

Vert Global Sustainable Real Estate Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2022

	Number of
REITS – 99.0% (Continued)	Shares	Value
Specialized REITs – 20.3%
American Tower Corp.	35,969	$9,193,317
Big Yellow Group PLC	31,496	505,338
Charter Hall Social Infrastructure REIT	59,354	138,748
Digital Realty Trust, Inc.	55,757	7,238,931
Equinix, Inc.	12,246	8,045,867
Extra Space Storage, Inc.	26,230	4,462,248
Iron Mountain, Inc.	56,241	2,738,374
		32,322,823
TOTAL REITS
(Cost $167,806,615)		157,766,631

SHORT-TERM INVESTMENTS – 0.5%
MONEY MARKET FUND – 0.5%
STIT – Government & Agency Portfolio 1.38% (b)	750,422	750,422
TOTAL SHORT-TERM INVESTMENTS
(Cost $750,422)		750,422
TOTAL INVESTMENTS
(Cost $168,557,037) – 99.5%		158,517,053
Other Assets in Excess of Liabilities – 0.5%		839,386
TOTAL NET ASSETS – 100.00%		$159,356,439

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
REIT – Real Estate Investment Trust
NA – Naamloze Vennootschap
SA – Societe Anonyme
CA – Capital Variable
(a)	Non-income producing security
(b)	The rate shown represents the fund’s 7-day yield as of June 30, 2022

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Vert Global Sustainable Real Estate Fund

STATEMENT OF ASSETS AND LIABILITIES
at June 30, 2022

Assets:
Investments, at value (cost of $168,557,037)	$158,517,053
Foreign currencies, at value (cost $74,589)	72,472
Receivables:
Fund shares sold	875,738
Dividends and interest	708,098
Return of Capital	2,092
Prepaid expenses	14,354
Total assets	160,189,807

Liabilities:
Payables:
Securities purchased	574,190
Fund shares redeemed	148,455
Advisory fee	31,111
Administration and fund accounting fees	30,460
Reports to shareholders	9,246
Custody fees	10,203
Transfer agent fees and expenses	7,566
Other accrued expenses	22,137
Total liabilities	833,368

Net assets	$159,356,439

Net assets consist of:
Paid in capital	$167,868,253
Total accumulated deficit	(8,511,814)
Net assets	$159,356,439

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	$159,356,439
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	16,564,203
Net asset value, offering price and redemption price per share	$9.62

The accompanying notes are an integral part of these financial statements.

Vert Global Sustainable Real Estate Fund

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2022

Investment income:
Dividends (net of foreign taxes withheld of $245,692)	$3,676,213
Interest	840
Total investment income	3,677,053

Expenses:
Investment advisory fees (Note 4)	637,875
Administration and fund accounting fees (Note 4)	176,840
Custody fees	65,630
Transfer agent fees and expenses	55,289
Federal and state registration fees	41,198
Legal fees	16,528
Trustees’ fees and expenses	16,129
Compliance expense	16,004
Audit fees	15,002
Reports to shareholders	12,102
Other	10,860
Total expenses before reimbursement from advisor	1,063,457
Expense reimbursement from advisor (Note 4)	(266,114)
Net expenses	797,343
Net investment income	2,879,710

Realized and unrealized gain on investments:
Net realized gain (loss) on transactions from:
Investments	2,671,271
Foreign currency related transactions	(38,336)
Long-term capital gain distributions from
regulated investment companies	12,020
Net change in unrealized gain (loss) on:
Investments	(29,561,440)
Foreign currency related translations	(4,860)
Net realized and unrealized loss on investments	(26,921,345)
Net decrease in net assets resulting from operations	$(24,041,635)

The accompanying notes are an integral part of these financial statements.

Vert Global Sustainable Real Estate Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
Operations:
Net investment income	$2,879,710	$1,713,596
Net realized gain on investments	2,644,955	1,550,688
Net change in unrealized appreciation
(depreciation) on investments	(29,566,300)	24,944,210
Net increase (decrease) in net assets
resulting from operations	(24,041,635)	28,208,494

Distributions:
Distributed earnings	(5,921,436)	(1,277,948)
Total distributions	(5,921,436)	(1,277,948)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	86,306,124	73,220,132
Proceeds from shares issued to holders
in reinvestment of dividends
Institutional shares	5,915,514	1,269,739
Cost of shares redeemed
Institutional shares	(28,825,021)	(26,134,365)
Net increase in net assets from
capital share transactions	63,396,617	48,355,506
Total increase in net assets	33,433,546	75,286,052
Net Assets:
Beginning of year	125,922,893	50,636,841
End of year	$159,356,439	$125,922,893

Changes in Shares Outstanding:
Shares sold
Institutional shares	7,551,339	7,515,448
Proceeds from shares issued to holders
in reinvestment of dividends
Institutional shares	505,168	133,376
Shares redeemed
Institutional shares	(2,543,307)	(2,489,982)
Net increase in shares outstanding	5,513,200	5,158,842

The accompanying notes are an integral part of these financial statements.

Vert Global Sustainable Real Estate Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Institutional Shares

					October 31,
	Year	Year	Year	Year	2017
	Ended	Ended	Ended	Ended	through
	June 30,	June 30,	June 30,	June 30,	June 30,
	2022	2021	2020	2019	2018*
Net Asset Value –
Beginning of Period	$11.39	$8.59	$10.45	$10.13	$10.00

Income from
Investment Operations:
Net investment income[1]	0.21	0.19	0.32	0.28	0.23
Net realized and unrealized
gain (loss) on investments	(1.55)	2.76	(1.84)	0.38	(0.05)
Total from investment operations	(1.34)	2.95	(1.52)	0.66	0.18

Less Distributions:
Dividends from net
investment income	(0.26)	(0.15)	(0.34)	(0.33)	(0.05)
Distributions from net realized gains	(0.17)	—	—	(0.01)	—
Total distributions	(0.43)	(0.15)	(0.34)	(0.34)	(0.05)
Redemption Fees	—	—	— [2]	— [2]	—	[2]

Net Asset Value – End of Period	$9.62	$11.39	$8.59	$10.45	$10.13

Total Return	(12.41)%	34.72%	(15.14)%	6.64%	1.79	%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$159,356	$125,923	$50,637	$24,184	$7,903
Ratio of operating expenses
to average net assets:
Before reimbursements	0.67%	0.80%	1.12%	1.92%	5.16	%+
After reimbursements	0.50%	0.50%	0.50%	0.50%	0.50	%+
Ratio of net investment income (loss)
to average net assets:
Before reimbursements	1.64%	1.66%	2.64%	1.36%	(1.18	)%+
After reimbursements	1.80%	1.96%	3.26%	2.78%	3.48	%+
Portfolio turnover rate	11%	19%	18%	10%	11	%^

*	Commencement of operations for Institutional Shares was October 31, 2017.
+	Annualized
^	Not Annualized
[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS
at June 30, 2022

NOTE 1 – ORGANIZATION

The Vert Global Sustainable Real Estate Fund (the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006. The Fund is an open-end investment management company and is a diversified series of the Trust. The Fund commenced operations on October 31, 2017 and currently only offers Institutional Shares. Vert Asset Management, LLC (the “Advisor”) serves as the investment advisor to the Fund. Dimensional Fund Advisors LP (the “Sub-Advisor”) serves as the sub-advisor to the Fund. The investment objective of the Fund is to seek long term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken or expected to be taken on a tax return. The tax returns for the Fund for the prior three fiscal years are open for examination. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income on REITs may be reclassified to realized gains or as an adjustment to cost in order to correctly recognize the true character of the distributions received by the Fund. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at June 30, 2022

The Fund distributes substantially all of its net investment income, if any, quarterly, and net realized capital gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”). Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

F.
Foreign Currency: Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

G.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of June 30, 2022, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and has concluded that no additional disclosures are necessary.

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at June 30, 2022

H.
Recent Accounting Pronouncements and Rule Issuances:  In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the fiscal period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at June 30, 2022

Level 3 –
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its net asset value (“NAV”) because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by an event (a “Significant Event”) occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, or even occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions.

Registered Investment Companies: Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at June 30, 2022

an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board. Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of June 30, 2022, was comprised of officers of the Trust. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume, news events and significant events such as those described previously. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The Fund uses ICE Data Services (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Fund based on certain factors and methodologies applied by ICE in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Valuation Committee. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from the foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally classified in Level 2 of the fair valuation hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at June 30, 2022

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2022:

	Level 1	Level 2	Level 3	Total
REITs
Diversified REITs	$701,012	$12,235,003	$—	$12,936,015
Health Care REITs	14,572,490	599,364	—	15,171,854
Hotel & Resort REITs	3,270,504	1,033,907	—	4,304,411
Industrial REITs	16,597,481	13,915,865	—	30,513,346
Office REITs	10,446,912	6,889,062	—	17,335,974
Residential REITs	19,276,034	2,809,225	—	22,085,259
Retail REITs	12,069,294	11,027,655	—	23,096,949
Specialized REITs	31,678,737	644,086	—	32,322,823
Total REITs	108,612,464	49,154,167	—	157,766,631
Short-Term Investments	750,422	—	—	750,422
Total Investments in Securities	$109,362,886	$49,154,167	$—	$158,517,053

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended June 30, 2022, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.40% of the average daily net assets of the Fund. For the fiscal year ended June 30, 2022, the Fund incurred $637,875 in advisory fees. The Advisor has hired Dimensional Fund Advisors LP as a sub-advisor to the Fund. The Advisor pays the Sub-Advisor fee for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses [excluding Rule 12b-1 plan fees, shareholder servicing plan fees, any front-end or contingent deferred loads, acquired fund fees and expenses, taxes, leverage, brokerage commissions, interest and extraordinary expenses (collectively, “Excludable Expenses”)] do not exceed the following amount of the average daily net assets for the Institutional Shares:

Institutional Shares	0.50%

For the fiscal year ended June 30, 2022, the Advisor reduced its fees and absorbed Fund expenses in the amount of $266,114 for the Fund. The waivers and reimbursements will remain in effect through at least October 31, 2024, unless terminated sooner by, or with the consent of, the Board.

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at June 30, 2022

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

6/30/2023	6/30/2024	6/30/2025	Total
$242,089	$264,650	$266,114	$772,853

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fund Services also serves as the fund accountant and transfer agent to the Fund. Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. For the fiscal year ended June 30, 2022, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Administration & fund accounting	$176,840
Custody	$ 65,630
Transfer agency	$ 55,289

At June 30, 2022, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$30,460
Custody	$10,203
Transfer agency	$ 7,566

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction closed at the end of the third quarter of 2021. Quasar will remain the Fund’s distributor.

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at June 30, 2022

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – SECURITIES TRANSACTIONS

For the fiscal year ended June 30, 2022, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$79,571,751	$17,468,240

There were no purchases or sales of long-term U.S. Government securities.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2022, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$169,772,425
Gross unrealized appreciation	11,327,205
Gross unrealized depreciation	(22,582,577)
Net unrealized depreciation	(11,255,372)
Undistributed ordinary income	1,020,466
Undistributed long-term capital gain	1,731,351
Total distributable earnings	2,751,817
Other accumulated gains/(losses)	(8,259)
Total accumulated earnings/(losses)	$(8,511,814)

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and passive foreign investment companies.

As of June 30, 2022, the Fund had no long-term or short-term tax basis capital losses to offset future capital gains.

The tax character of distributions paid during the fiscal year ended June 30, 2022, and the fiscal year ended June 30, 2021, was as follows:

	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
Ordinary income	$3,685,700	$1,277,948
Long-term capital gains	2,235,736	—
	$5,921,436	$1,277,948

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at June 30, 2022

NOTE 7 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. Further information about investment risks is available in the Fund’s prospectus and Statement of Additional Information.

General Market Risk; Recent Market Events:  The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

Equity Market Risk: Equity securities are susceptible to general stock market fluctuations due to economic, market, political and issuer-specific considerations and to potential volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Foreign Securities and Currency Risk: Foreign securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Those risks are increased for investments in emerging markets. Securities that are denominated in foreign currencies are subject to further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. Income earned on foreign securities may be subject to foreign withholding taxes.

Management Risk: The ability of the Fund to meet its investment objective is directly related to the Advisor’s and Sub-Advisor’s management of the Fund. The value of your investment in the Fund may vary with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at June 30, 2022

Real Estate Investment Risk:  The risks related to investments in real estate securities include, but are not limited to, adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations, or interest rates; operating or developmental expenses and lack of available financing.

REIT Risk: A REIT’s share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates. The returns from REITs may trail returns from the overall market. The Fund’s investments in REITs may be subject to special tax rules, or a particular REIT may fail to qualify for the favorable federal income tax treatment applicable to REITs, the effect of which may have adverse tax consequences for the Fund and shareholders.

Real Estate-Related Securities Concentration Risk: The Fund could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results.

NOTE 8 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 9 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2022, Charles Schwab & Co., Inc. held 47% of the outstanding Institutional Shares of the Fund. The Fund has no knowledge as to whether all of any of the shares owned of record by Charles Schwab & Co. are also beneficially owned.

Vert Global Sustainable Real Estate Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of Vert Global Sustainable Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Vert Global Sustainable Real Estate Fund , a series of shares of beneficial interest in Manager Directed Portfolios (the “Fund”), including the schedule of investments, as of June 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period October 31, 2017 (commencement of operations) through June 30, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended and for the period October 31, 2017 through June 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios since 2007.

Philadelphia, Pennsylvania
August 29, 2022

Vert Global Sustainable Real Estate Fund

EXPENSE EXAMPLE
June 30, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2022 to June 30, 2022 for the Institutional Shares.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vert Global Sustainable Real Estate Fund

EXPENSE EXAMPLE (Continued)
June 30, 2022 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	1/1/22	6/30/22	1/1/22-6/30/22
Actual
Institutional Shares	$1,000.00	$ 782.10	$2.21

Hypothetical (5% return
before expenses)
Institutional Shares	$1,000.00	$1,022.32	$2.51

(1)	Expenses are equal to the Institutional Shares’ annualized expense ratio of 0.50% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

Vert Global Sustainable Real Estate Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Fund, a series of Manager Directed Portfolios (the “Trust”), has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board has designated the Fund’s investment adviser to serve as the administrator of the Program (the “Program Administrator”). Personnel of the Fund’s investment adviser conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Program Administrator. The Program Administrator is required to provide a written annual report to the Board and the chief compliance officer of the Trust regarding the adequacy and effectiveness of the Program and any material changes to the Program.

Under the Program, the Program Administrator manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Program Administrator’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

On November 10, 2020, the Board reviewed the Program Administrator’s assessment of the operation and effectiveness of the Program for the period June 1, 2021 through June 30, 2022 (the “Report”) and a memorandum regarding the Report prepared by the Trust’s chief compliance officer. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate. The Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the during the review period, the Program was adequately designed and effectively operating to monitor the liquidity risk to the Fund, taking into account the size of the Fund, the type of business conducted, and other relevant factors.

Vert Global Sustainable Real Estate Fund

NOTICE TO SHAREHOLDERS
at June 30, 2022 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-740-VERT or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-844-740-VERT.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT).  The Fund’s Part F of Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Part F of Form N-PORT is also available, upon request, by calling 1-844-740-VERT.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-740-VERT to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Other Tax Information (Unaudited)

For the year ended June 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Vert Global Sustainable Real Estate Fund	38.71%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2022 was as follows:

Vert Global Sustainable Real Estate Fund	0.95%

Vert Global Sustainable Real Estate Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board, as of January 1, 2022, is currently comprised of four trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(2)	During the Past Five Years	Trustee(3)	Five Years
INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and Audit	Senior Portfolio Manager,	9	None
(Born 1962)	Committee	Affinity Investment Advisors,
	Chairman, since	LLC, since 2017; Managing
	April 2015	Director of Kohala Capital
Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee since	Managing Director, Carne Global	9	Trustee,
(Born 1962)	July 2016 and	Financial Services (US) LLC		Madison Funds,
	Lead Independent	(a provider of independent		since 2019
	Trustee since	governance and distribution		(18 portfolios);
	May 2017	support for the asset management		Trustee,
		industry), since 2013; interim		XAI Octagon
		Managing Director, Park		Floating Rate
		Agency, Inc., since 2020.		& Alternative
Income Term
Trust, since 2017
(2 portfolios);
Director,
Guestlogix Inc.
(a provider of
ancillary-focused
technology to the
travel industry)
(2015-2016).

Vert Global Sustainable Real Estate Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(2)	During the Past Five Years	Trustee(3)	Five Years
Lawrence T.	Trustee since	Senior Vice President and Chief	9	None
Greenberg	July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures
LP, since 2018; Manager, Motley
Fool Wealth Management, LLC,
since 2013; Adjunct Professor,
Washington College of Law,
American University, since
2006; General Counsel Motley
Fool Asset Management, LLC
(2008 – 2019).

James R. Schoenike	Trustee since	Distribution consultant since	9	None
(Born 1959)	July 2016(4)	2018, President and CEO,
Board of Managers, Quasar
Distributors, LLC (2013 – 2018).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.
(3)	The Trust currently has nine active portfolios.
(4)	Prior to January 1, 2021, Mr. Schoenike was considered to be an “interested person” of the Fund by virtue of his previous position as President of Quasar Distributors, LLC.

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Vert Global Sustainable Real Estate Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Name,	Position(s) Held with
Year of Birth	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years
OFFICERS

Scott M. Ostrowski(1)	President and Principal	Senior Vice President, Compliance and
(Born 1980)	Executive Officer,	Administration, Fund Services, since 2006
since August 10, 2021

Colton W. Scarmardo(1)	Interim treasurer	Fund Administrator, Compliance and Administration,
(Born 1997)	as of June 18th,	Fund Services, since 2019; Business Administration
	Assistant Treasurer,	Student, 2015 – 2019, MBA obtained May 2022.
since May 11, 2021

Justin Dausch(2)	Chief Compliance	Director, Vigilant, since 2017; Compliance Associate,
(Born 1989)	Officer and	HSBC (investment banking company), 2015 – 2017
Anti-Money Laundering
Compliance Officer,
since January 1, 2020

Alyssa M. Bernard(1)	Vice President	Assistant Vice President, Compliance and
(Born 1988)	and Secretary, since	Administration, Fund Services, since 2018; Attorney,
	August 20, 2019(4)	Mutual Fund Disclosure, Waddell & Reed Financial,
Inc., 2017 – 2018; Attorney, Corporate Governance,
American Century Companies, Inc., 2014 – 2017

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.
(4)	Ms. Bernard has served as Vice President of the Trust, in addition to her other position held with the Trust, since May 11, 2021.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-497-2960.

Vert Global Sustainable Real Estate Fund

NOTICE OF PRIVACY POLICY & PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

• social security number;

• account balances;

• account transactions;

• transaction history;

• wire transfer instructions; and

• checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 844-740-VERT

(This Page Intentionally Left Blank.)

Investment Advisor
Vert Asset Management, LLC
85 Liberty Ship Way, Suite 201
Sausalito, CA  94965

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(844) 740-VERT

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA  19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI  53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2022	FYE 6/30/2021
Audit Fees	$12,000	$12,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows for the Vert Global Sustainable Real Estate Fund:

	FYE 6/30/2022	FYE 6/30/20221
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2022	FYE 6/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*    /s/Scott M. Ostrowski
Scott M. Ostrowski, President/
Principal Executive Officer

Date        8/31/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Scott M. Ostrowski
Scott M. Ostrowski, President/
Principal Executive Officer

Date        8/31/2022

By (Signature and Title)*    /s/Ryan Frank
Ryan Frank, Treasurer/
Principal Financial Officer

Date        8/31/2022

* Print the name and title of each signing officer under his or her signature.